                                                                    EXHIBIT 4.03

  PREFERRED STOCK                                PREFERRED STOCK
      NUMBER                                         SHARES



                     [PacifiCare Health Systems, Inc. Logo]
                         Incorporated under the Laws of
                              the State of Delaware

 THIS CERTIFICATE IS                              SEE REVERSE FOR
 TRANSFERABLE IN THE                            CERTAIN DEFINITIONS
CITIES OF LOS ANGELES,
  RIDGEFIELD PARK OR
  NEW YORK, NEW YORK

This Certifies that                                           CUSIP 629406 30 7


is the record holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A CUMULATIVE
                 CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE OF

                         PacifiCare Health Systems, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/  Joseph S. Konowiecki          /s/  Alan Hoops
     SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         PACIFICARE HEALTH SYSTEMS, INC.
                                    CORPORATE
                                      SEAL
                                 AUGUST 2, 1996
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:
                                        CHASE MELLON SHAREHOLDER SERVICES L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

BY                                                          AUTHORIZED SIGNATURE

     The Corporation will furnish to any shareholder upon request and without charge a statement of the powers, designations, preferences, limitations and relative, participating, optional or other special rights of the shares of each class of stock or series thereof authorized to be issued and the qualifications, limitations or restrictions of such preferences and rights, and with respect to the preferred stock, the variations in the relative powers, rights and preferences, and the qualifications, limitations or restrictions thereof, between the shares of each series of the preferred stock so far as the same have been fixed and determined pursuant to the authority of the Board of Directors.


                               CONVERSION NOTICE
              To convert all of the shares represented by this Certificate check
FOR           the box: / /
CONVERSION    To convert only a part of the shares represented by this
USE           Certificate state the shares to be converted: _______
ONLY          The undersigned hereby irrevocable elects to convert the shares indicated above of the Series A Cumulative Convertible Preferred
              Stock represented by this Certificate into shares of the Class B
              Common Stock of the corporation (as such shares may be constitute on the conversion date) in accordance with the provisions of the Certificate of Incorporation, and direct that the shares deliverable upon the conversion be registered in the statutes of the undersigned and delivered together with a check as payment for any fractional share and a certificate representing any shares of Series A Cumulative Convertible Preferred Stock not converted to the undersigned unless a different name(s) has been indicated in the assignment form on this Certificate or in an assignment on any other permitted form which accompanies this Conversion Note.
              Dated:

              FILL IN FOR REGISTRATION OF SHARES ______________________________
                                                    Signature

              ___________________________        Signature Guaranteed By:
                  Name
              ___________________________        ______________________________
                  Address                        NOTICE: The signature in this
              ___________________________        Conversion Notice must
              Please print name and address      correspond with the same as
               (including zip code number)       written upon the face of
                                                 this Certificate in every
                                                 particular without alteration
                                                 by enlargements, or any change
                                                 whatever.
                                                 Please Insert Social Security
                                                 or Other Identifying Number

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT --   Custodian
                                                             ----------------
TEN ENT -- as tenants by the entireties                       (Cust)  (Minor)
JT TEN  -- as joint tenants with right             under Uniform Gifts to Minors
           of survivorship and not as              Act ___________________
           tenants in common                                 (State)
                                   UNIF TRF MIN ACT --  Custodian (until age...)
                                                       -------------------------

                                                         under Uniform Transfers
                                                      --------------------------
                                                          (Minor)

                                              to Minors Act____________________
                                                                    (State)
     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

______________________________________
______________________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________ Shares
of the Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated _________________

               X _______________________________________________________________
               X _______________________________________________________________

     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By:_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.